Net Asset Value And Financial Highlights (iShares S&P GSCI Commodity-Indexed Trust [Member])	12 Months Ended
Dec. 31, 2011
iShares S&P GSCI Commodity-Indexed Trust [Member]
Net Asset Value And Financial Highlights

8 - Net Asset Value and Financial Highlights

The Trust is presenting the following net asset values and financial highlights related to investment performance and operations for a Share outstanding for the years ended December 31, 2011, 2010 and 2009. The net investment income (loss) and total expense ratios are calculated using average net assets. The net asset value presentation is calculated using daily Shares outstanding. The net investment income (loss) and total expense ratios have been annualized and include the allocation of net investment income (loss) and expenses from the Investing Pool. The total return is based on the change in net asset value of a Share during the period. An investor's return and ratios may vary based on the timing of capital transactions.

	Years Ended December 31,
	2011		2010	2009
Net asset value per Share, beginning of period	$34.15		$31.67	$27.51

Net investment loss	(0.24)		(0.19)	(0.16)
Realized and unrealized gain (loss)	(0.87)		2.67	4.32

Net increase (decrease) in net assets from operations	(1.11)		2.48	4.16

Net asset value per Share, end of period	$33.04		$34.15	$31.67

Ratio to average net assets:
Net investment loss	(0.70)%		(0.63)%	(0.55)%
Expenses	0.80	% (a)	0.75%	0.75%
Total return, at net asset value	(3.25)%		7.83%	15.12%

(a)

The ratio of expenses to average net assets includes brokerage commissions and fees in connection with the roll of CERFs which expired in March 2011. Excluding such brokerage commissions and fees, the ratio of expenses to average net assets for the year ended December 31, 2011 would have been 0.75%.